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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 27, 1996


                             HARLYN PRODUCTS, INC.
            (Exact name of Registrant as specified in its charter)

     California                     0-7473                       95-2251026

  (State or other                 Commission                  (IRS Employer
   Jurisdiction                   File Number           Identification No.)
 of Incorporation)



                            1515 South Main Street
                         Los Angeles, California 90015
              (Address of Principal Executive Office)  (Zip Code)
       Registrant's telephone number, including area code (213) 746-0745

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On September 27, 1996, the Registrant was informed by its independent auditors, Deloitte & Touche LLP ("Deloitte") of Deloitte's resignation, effective as of that date.

     The reports of Deloitte on the financial statements of the Registrant for each of the two fiscal years in the period ended June 30, 1995 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     On June 25, 1996, Deloitte informed the audit committee of the Registrant that if certain conditions were not met regarding which of the Registrant's management personnel would be responsible for the Registrant's financial statements, it would be unwilling to rely on managements' representations regarding the Registrant's financial statements. In connection with its resignation of September 27, 1996, Deloitte informed the Registrant and the chairman of the Registrant's audit committee that it had determined that the conditions previously communicated had not been met, that it was no longer willing to rely on managements' representations and that it was unwilling to be associated with the financial statements prepared by management.

     Deloitte has also advised the Registrant that the financial statements for the interim periods ended December 31, 1995 and March 31, 1996 should be restated for a correction of an error.

     In connection with the audit of the Registrant's financial statements for the fiscal year ended June 30, 1994, Deloitte had informed the Registrant of certain matters related to the Registrant's internal control structure and its operations that Deloitte considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants. Also, in the June 25, 1996 meeting referred to above, Deloitte informed the Registrant that its internal control structure and its operations had deteriorated during the year ending June 30, 1996.

     The Registrant has authorized Deloitte to respond fully to inquiries of the Registrant's successor accountant.

     The Registrant has begun to interview prospective independent accountants to replace Deloitte and expects to engage a new independent accounting firm as soon as possible to audit the fiscal year ended June 30, 1996.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     4.  Letter from Deloitte & Touche, LLP dated October 3, 1996.

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                                  SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on October 3, 1996.


                                        HARLYN PRODUCTS, INC.
                                        (Registrant)

                                        /s/ EDWARD DUDZIAK

                                        By: EDWARD DUDZIAK, President